SECURITIES AND EXCHANGE COMMISSION
                                          Washington, D.C. 20549

                                           --------------------

                                                 FORM 8-K

                                              CURRENT REPORT

                                 PURSUANT TO SECTION 13 OR 15(d) OF THE
                                     SECURITIES EXCHANGE ACT OF 1934


                                             October 28, 2003
---------------------------------------------------------------------------------------------------------
                                    (Date of earliest event reported)



                                     Marsh & McLennan Companies, Inc.
                 ------------------------------------------------------------------------
                          (Exact name of registrant as specified in its charter)




              Delaware                            1-5998                           36-2668272
---------------------------------------------------------------------------------------------------------
  (State or other jurisdiction           (Commission File Number)                (IRS Employer
        of incorporation)                                                      Identification No.)



1166 Avenue of the Americas, New York, NY                                            10036
---------------------------------------------------------------------------------------------------------
(Address of principal executive offices)                                           (Zip Code)



                                               (212) 345-5000
   ---------------------------------------------------------------------------------------------------
                            (Registrant's telephone number, including area code)





Item 5.  Other Events and Required FD Disclosure

On October 28, 2003, the Securities Exchange Commission and the Commonwealth of Massachusetts initiated administrative proceedings against Putnam Investments and two employees in connection with alleged market timing activities.
Attached as exhibits 99.1, 99.2 and 99.3 are copies of the complaints.


Item 7.  Financial Statements and Exhibits.

         (a)   None.

         (b)   None.

         (c)   Exhibits

                  99.1 Administrative Proceeding (File No 3-11317) instituted by the SEC
                  99.2     Civil Action (No. 03-12082-EFH) (D. Mass.)
                           SEC v. Justin M. Scott and Omid Kamshad
                           ---------------------------------------
                  99.3 Administrative Complaint (Docket No. E-2003-061) instituted by the Commonwealth of Massachusetts

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               MARSH & McLENNAN COMPANIES, INC.



                                               By:  /s/ Leon J. Lichter
                                                    ----------------------------
                                                    Name:   Leon J. Lichter
                                                    Title:  Vice President &
                                                             Corporate Secretary



Date:  October 29, 2003
       ----------------

Exhibit Index


                  99.1 Administrative Proceeding (File No 3-11317) instituted by the SEC
                  99.2     Civil Action (No. 03-12082-EFH) (D. Mass.)
                           SEC v. Justin M. Scott and Omid Kamshad
                           ---------------------------------------
                  99.3 Administrative Complaint (Docket No. E-2003-061) instituted by the Commonwealth of Massachusetts